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                                                                      EXHIBIT 10


                 SIENA HOLDINGS, INC. DEFERRED COMPENSATION PLAN




                        EFFECTIVE DATE: DECEMBER 16,1998


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                 SIENA HOLDINGS, INC. DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

SECTION:
    I. Name and Purpose .................................................... 1

   II. Effective Date ...................................................... 1

  III. Definitions ......................................................... 1

   IV. Eligibility ......................................................... 2

    V. Administration of the Plan .......................................... 2

   VI. Election to Participate ............................................. 2

  VII. Plan Accounts ....................................................... 3

 VIII. Method of Distribution of Deferred Compensation ..................... 3

   IX. Offset for Obligations to Employer .................................. 4

    X. Change in Distribution Date ......................................... 4

   XI. Benefit Plans ....................................................... 5

  XII. Rights of a Participant ............................................. 6

 XIII. Amendment and Termination ........................................... 6

  XIV. Determination of Benefits ........................................... 6

   XV. Notices ............................................................. 7

  XVI. General Provisions .................................................. 8

 XVII. Unfunded Status of Plan ............................................. 8

XVIII. Rights to Benefits .................................................. 9


                                      -i-
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                 SIENA HOLDINGS, INC. DEFERRED COMPENSATION PLAN

I.     NAME AND PURPOSE

       The name of the plan is the Siena Holdings, Inc. Deferred Compensation Plan (the "Plan"). Its purpose is to provide members of the Board of Directors (the "Directors") of Siena Holdings, Inc. with the opportunity to defer receipt of their compensation to a future date. Siena Holdings, Inc. ("Siena") has adopted this program in recognition of the valuable service of the Directors and the desire to provide them with additional flexibility in their personal financial planning.

II.    EFFECTIVE DATE

       The Plan shall be effective as of December 16, 1998.

III.   DEFINITIONS

       (a) ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and interest income credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

       (b) ANNUAL RETAINER means the amount of compensation received by the Participant that is designated as a retainer.

       (c) BENEFICIARY means any person or persons so designated in accordance with the provisions of SECTION X.

       (d) COMMITTEE MEETING FEE means the amount of compensation received by the Participant that is designated as a committee meeting fee.

       (e) DIRECTOR means a member of the Board of Directors of Siena Holdings, Inc.

       (f) EMPLOYER means Siena Holdings, Inc. and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Siena Holdings, Inc., or its successors or assigns, assumes the Employer's obligations hereunder.

       (g) PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect, provided that the first Plan Year shall commence on December 16, 1998 and end on December 31, 1998.

       (h) SUCCESS BONUS means the amount of compensation received by the Participant that is designated as a bonus.


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IV.    ELIGIBILITY

       Any Director shall be eligible to participate in the Plan upon appointment and approval by the Board of Directors of the Employer. Any Director who elects to participate in the Plan is hereinafter referred to as a "Participant."

V.     ADMINISTRATION OF THE PLAN

       The Plan will be administered by the Board of Directors of the Employer (the "Board of Directors") or its designee. The Board of Directors will have the exclusive right to interpret the provisions of the Plan. However, no Participant may participate in any decision that would specifically affect his or her own deferral account.

VI.    ELECTION TO PARTICIPATE

       (a) ANNUAL RETAINER DEFERRALS - An eligible Director may irrevocably elect, prior to the beginning of each Plan Year, but no later than the December 30th preceding the beginning of the Plan Year, to participate in the Plan and defer receipt of all or part of the Annual Retainer (as defined in SECTION III) earned during the Plan Year that would otherwise have been payable to him or her, to a distribution date defined in SECTION VIII. A new Participant may make an election with respect to future cash compensation, including Annual Retainers earned in the first year of eligibility, within 30 days after becoming eligible.

       (b) COMMITTEE MEETING FEE DEFERRALS - An eligible Director may irrevocably elect, prior to the beginning of each Plan Year, but no later than the December 30th preceding the beginning of the Plan Year, to participate in the Plan and defer receipt of all or part of the Committee Meeting Fee (as defined in SECTION III) payable with respect to services performed during such Plan Year that would otherwise have been payable to him or her, to a distribution date defined in SECTION VIII. A new Participant may make an election with respect to future cash compensation, including Committee Meeting Fees earned in the first year of eligibility, within 30 days after becoming eligible.

       (c) SUCCESS BONUS DEFERRALS - An eligible Director may irrevocably elect, prior to the beginning of each Plan Year, but no later than the December 30th preceding the beginning of the Plan Year, to participate in the Plan and defer receipt of all or part of the Success Bonus (as defined in SECTION III) payable with respect to services performed during such Plan Year that would otherwise have been payable to him or her, to a distribution date defined in
              SECTION VIII. A new Participant may make an election with respect to future cash compensation,


                                     Page 2
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              including Success Bonuses earned in the first year of eligibility, within 30 days after becoming eligible.

       (d) "NOTICE OF ELECTION" FORM. The election to participate in the Plan will be made on a written form called a "Notice of Election." The "Notice of Election" form must be signed by the Participant and delivered to the Board of Directors or its designee. This election will continue in effect for future years in which the Participant is eligible to participate until the Participant revises or revokes his election by submitting a revised "Notice of Election" form. The revised "Notice of Election" form must be received by the Board of Directors or its designee prior to December 30 preceding the Plan Year in which earnings are to be deferred. Any revocation will be applicable only to compensation the Participant may earn for services performed in the next Plan Year.

       (e) Nothing in this SECTION VI prevents a Participant from filing an election not to participate for a Plan Year and thereafter filing another election to participate in the Plan for any subsequent Plan Year.

VII.   PLAN ACCOUNTS

       There shall be established and maintained by the Employer a separate Plan Account in the name of each Participant for which the Participant has elected to defer his Annual Retainers, Committee Meeting Fees, and Success Bonuses (collectively known as the "Compensation Deferrals"). The Plan Account shall at all times be one hundred percent (100%) vested in the Participant, and to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals, and (b) amounts equal to the interest income, based upon the interest rate achieved in the Employer's designated interest-bearing bank attributable or allocable to the Participant's Plan Account. The interest income attributable and allocable to a Participant's Plan Account shall be credited with reasonable promptness after the Employer's designated interest bearing bank account is credited with interest income.

VIII.  METHOD OF DISTRIBUTION OF DEFERRED COMPENSATION

       (a) TIMING OF DISTRIBUTION. Distribution of a Participant's Plan Account balance for each Plan Year will be made on the date selected by the Participant on the executed Notice of Election form for that Plan Year. If a Participant does not revise his Notice of Election form for subsequent Plan Years, the date elected on the most current Notice of Election form that is on file with the Board of Directors shall govern.

       (b) FORM OF DISTRIBUTION. Distribution of a Participant's Plan Account balance for each Plan Year will be made in cash in one lump sum payment.


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       (c)    WITHHOLDING OF TAXES. Any tax required by any governmental authority to be withheld shall be deducted from each distribution under the Plan.

IX.    OFFSET FOR OBLIGATIONS TO EMPLOYER

       If, at such time as the Participant becomes entitled to benefit payments hereunder, the Participant has any debt, obligation, or other liability representing an amount owing to the Employer or an affiliate of the Employer, and if such debt, obligation, or other liability is due and owing at the time benefit payments are payable hereunder, the Employer may offset the amount owing it or an affiliate against the amount of benefits otherwise distributable hereunder.

X.     CHANGE IN DISTRIBUTION DATE

       (a) CHANGE IN DISTRIBUTION DATE. If a Participant wishes to modify the distribution date for a particular Plan Year determined under
              SECTION VIII, he or she must submit a revised "Notice of Election" form for such change. The revised "Notice of Election" form must be submitted to the Board of Directors or its designee at least one (1) year prior to the previously selected distribution date.

       (b) DEATH OF PARTICIPANT. In the event of the death of a Participant before full payment of the Participant's account balance has been made, the Employer shall pay the remaining balance of such Participant's Plan Account in one lump sum to the individual designated as Primary Beneficiary on the latest executed "Notice of Designation of Beneficiary" form on file. The lump sum payment shall be made within a reasonable time period, but not later than 180 days after the date of death of the Participant. If the Primary Beneficiary designated on the latest executed "Notice of Designation of Beneficiary" form is no longer living, the Employer shall pay the remaining balance of such Participant's Plan Account in one lump sum to the individual designated as Secondary Beneficiary on the latest executed "Notice of Designation of Beneficiary" form on file. If the Secondary Beneficiary designated on the latest executed "Notice of Designation of Beneficiary" form is no longer living, the Employer shall pay the remaining balance of such Participant's Plan Account in one lump sum to the Participant's estate.

              If a Participant wishes to change the beneficiary he or she has previously designated, he or she may do so at any time by submitting a "Notice of Designation of Beneficiary" form to the Board of Directors or its designee.

       (c) PERMANENT DISABILITY OF PARTICIPANT. In the event of a Participant's "permanent disability" (as determined in the following paragraph) before full payment of a Participant's Account balance has been made, the Employer upon direction from the Board of Directors (in its sole discretion) shall be permitted to pay the remaining Account balance in one lump sum. Such payouts shall be made to the Participant or his legal representative pursuant to paragraph (c) of SECTION XVI.


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              The Participant will be considered permanently disabled for the purposes of this Plan if, based on medical evidence, the Board of Directors (in its sole discretion) determines that the Participant
              (1) is totally disabled, mentally or physically; (2) will remain so for the rest of his or her life; and (3) is therefore unable to continue his or her services to the Employer.

       (d) UNFORESEEABLE EMERGENCY OF PARTICIPANT. In the event of a Participant's "unforeseeable emergency" (as determined in the following paragraph), the Participant may submit a written petition to the Board of Directors for an early withdrawal from his or her remaining Account balance. The Board of Directors has sole discretion in the determination of the merits of petitioner's "unforeseeable emergency" petition. Any early withdrawal approved by the Board of Directors is limited to the amount necessary to meet the emergency.

              An unforeseeable emergency is a severe financial hardship to the Participant resulting from (1) a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152(a) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Participant; (2) loss of the Participant's property due to casualty; or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

              The necessity of additional funds to send a Participant's child to college or to purchase a home are not considered to be unforeseeable emergencies.

       (e) EARLY LUMP SUM DISTRIBUTION. A Participant may receive his entire benefit payable under the Plan upon submission of a written request to the Board of Directors at any time prior to any of the events stated in this SECTION X. The benefit payable will be reduced by an amount equal to 10% of the Participant's Plan Account balance. Such distribution will constitute a complete distribution of the Participant's Plan Account balance.

XI.    BENEFIT PLANS

       The amount of each Participant's Annual Retainer, Committee Meeting Fee, and/or Success Bonus which he elects to defer under the Plan shall not be deemed to be compensation for the purpose of calculating the amount of Participant benefits or contributions under a pension plan or retirement plan (qualified under section 401(a) of the Code), the amount of life insurance payable under any life insurance plan established or maintained by the Employer, or the amount of any disability benefit payments payable under any disability plan established or maintained by the Employer, except to the extent specifically provided in any such plan.


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XII.   RIGHTS OF A PARTICIPANT

       Establishment of the Plan shall not be construed as giving any Participant the right to be retained in the Employer's service or employment, or the right to receive any benefits not specifically provided by the Plan.

       Income deferred under this Plan will not be segregated from the general funds of the Employer and no Participant will have any claim on any specific assets of the Employer. To the extent that any Participant acquires a right to receive benefits under this Plan, his or her right will be no greater than the right of any unsecured general creditor of the Employer and is not assignable or transferable except to his or her estate as defined in SECTION X.

XIII.  AMENDMENT AND TERMINATION

       (a) The Plan may be amended from time to time by resolution of the Board of Directors to comply with changes in the law, both federal and of the state having jurisdiction over the Employer. The amendment of any one or more provisions of the Plan shall not affect the remaining provisions of the Plan. No amendment shall reduce any benefits accrued by any Participant prior to the amendment.

       (b) The Board of Directors has the right to terminate the Plan at any time. Any amounts accumulated in Plan Accounts prior to the Plan's termination will continue to be subject to the provisions of the Plan until distributed under the terms of the Plan.

XIV.   DETERMINATION OF BENEFITS

       (a) FILING A CLAIM - A person who believes that he is being denied a benefit to which he is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Employer, setting forth his claim. The request must be addressed to the President of the Employer at its then principal place of business.

       (b) CLAIM DECISION - Upon receipt of a claim, the Employer shall advise the Claimant that a reply will be forthcoming within ninety
              (90) days and shall, in fact, deliver such reply within such period. The Employer may, however, extend the reply period for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Employer shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

              1.     The specific reason or reasons for such denial;

              2. The specific reference to pertinent provisions of the Plan upon which such denial is based;


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              3.     A description of any additional material or information
                     necessary for the Claimant to perfect his claim and an explanation as to why such material or information is necessary;

              4. Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

              5.     The time limits for requesting a review.

       (c) REQUEST FOR REVIEW - Within sixty (60) days after the receipt of the written opinion described above by the Claimant, the Claimant may request in writing that the Board of Directors review the determination of the Employer. Such request must be addressed to the Board of Directors at the Employer's principal place of business. The Claimant filing the request for review may not participate as a member of the Board of Directors in a decision affecting his own claim. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit additional issues and comments in writing for consideration by the Board of Directors. If the Claimant does not request a review of the Employer's determination by the Board of Directors within such sixty (60) day period, he shall be barred and estopped from challenging the Employer's determination.

       (d) REVIEW OF DECISION - Within sixty (60) days after the receipt of a request for review by the Board of Directors, the Board will review the Employer's claim decision. After considering all materials presented by the Claimant, the Board of Directors will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Board of Directors will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

XV.    NOTICES

       Notices and elections under this Plan must be in writing. A notice or election is deemed delivered if it is delivered personally or mailed by registered or certified mail to the person at his or her last known business address. A notice or election is deemed received by the Employer when it is received by the Board of Directors.


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XVI.   GENERAL PROVISIONS

       (a) Controlling Law. Except to the extent superseded by federal law, the laws of the State of Texas shall be controlling in all matters relating to the Plan, including construction and performance thereof.

       (b) Captions. The captions of sections and paragraphs of this Plan are for the convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

       (c) Facility of Payment. Any amounts payable hereunder to any Participant who is under legal disability or who, in the judgment of the Board of Directors, is unable to properly manage his or her financial affairs may be paid to the legal representative of such Participant or may be applied for the benefit of such Participant in any manner in which the Board of Directors may select, and any such payment shall be deemed to be payment for such Participant's account and shall be a complete discharge of all liability of the Employer with respect to the amount so paid.

       (d) Withholding of Payroll Taxes. To the extent required by the laws in effect at the time compensation or deferred compensation payments are made, the Employer shall withhold from such compensation, or from deferred compensation payments made hereunder, any taxes required to be withheld for federal, state, or local government purposes.

       (e) Administrative Expenses. All expenses of administering the Plan shall be borne by the Employer. No part thereof shall be charged against any Participant's account or any amounts distributable hereunder.

       (f) Any provision of this Plan prohibited by the law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

       (g) Except as otherwise expressly provided herein, no member of the Board of Directors of the Employer and no officer, employee, or agent of the Employer, shall have any liability to any person, firm, or corporation based on or arising out of the Plan, except in the case of gross negligence or fraud.

XVII.  UNFUNDED STATUS OF PLAN

       It is the intention of the parties that the arrangements herein described be unfunded for tax purposes and for purposes of Title I of ERISA. Plan Participants have the status of general unsecured creditors of the Employer. The Plan constitutes a mere promise by the Employer to make payments in the future.


                                     Page 8
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XVIII. RIGHTS TO BENEFITS

       A Participant's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participants Beneficiaries.

IN WITNESS WHEREOF, the Employer has caused this Plan to be executed.

SIENA HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
    -------------------------------------

Title: PRESIDENT
       ----------------------------------


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                               NOTICE OF ELECTION
                                     FOR THE
                 SIENA HOLDINGS, INC. DEFERRED COMPENSATION PLAN

NOTICE: THIS NOTICE OF ELECTION MUST BE COMPLETED AND RETURNED TO THE BOARD OF DIRECTORS OR ITS DESIGNEE PRIOR TO THE DECEMBER 30TH PRECEDING THE PLAN YEAR IN WHICH IT IS TO BE EFFECTIVE. THE INITIAL NOTICE OF ELECTION MUST BE COMPLETED AND RETURNED TO THE BOARD OF DIRECTORS OR ITS DESIGNEE WITHIN 30 DAYS OF BECOMING ELIGIBLE TO PARTICIPATE IN THE PLAN. THIS NOTICE OF ELECTION WILL BE EFFECTIVE UNTIL REVISED OR REVOKED BY THE PARTICIPANT BY EXECUTING A SUBSEQUENT NOTICE OF ELECTION. NOTWITHSTANDING THE ABOVE, A NOTICE OF ELECTION CHANGING THE DATE OF DISTRIBUTION OF BENEFITS UNDER THE PLAN MUST BE COMPLETED AND RETURNED AT LEAST ONE (1) YEAR PRIOR TO THE PREVIOUSLY SCHEDULED DATE OF DISTRIBUTION.

1. Name of Participant:
                       ---------------------------------------------------------

2. Plan Year for which election is to begin being effective:
                                                            --------------------

3. Amount of Compensation to be deferred:


     o ANNUAL RETAINER              o Percentage of Retainer to be deferred:
                                                             %
                                             ----------------

   ---------------------------------------------------------------------------

     o COMMITTEE MEETING FEE        o Percentage of Committee Meeting Fee to
                                       be deferred
                                                             %
                                             ----------------

   ---------------------------------------------------------------------------

     o SUCCESS BONUS                o Percentage of Success Bonus to be
                                       deferred
                                                             %
                                             ----------------

   ---------------------------------------------------------------------------

4. Date that deferred amounts are to be distributed:

The undersigned individual does hereby elect to defer compensation earned after the date hereof, to the extent indicated above, pursuant to the Siena Holdings, Inc. Deferred Compensation Plan. The undersigned acknowledges that this election is irrevocable with respect to compensation earned in the Plan Year described in number 2 above, but may be revoked with respect to compensation earned in future years by written notice. Further, the undersigned acknowledges that this election shall remain in effect for future Plan Years unless otherwise changed by the undersigned.

Dated this ____ day of ___________________, 19___

Participant:
                           ---------------------------------------

Attest:

           By:
                           ---------------------------------------
           Title:
                           ---------------------------------------
           Company:
                           ---------------------------------------

                        NOTICE OF DESIGNATION OF BENEFICIARY
                                      FOR THE
                    SIENA HOLDINGS, INC. DEFERRED COMPENSATION PLAN


This beneficiary designation is an (check one):

           Initial designation
   -----

           Change of designation
   -----

Designation of PRIMARY BENEFICIARY: Name, Address, Social Security Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Designation of SECONDARY BENEFICIARY: Name, Address, Social Security Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



I understand that this beneficiary designation form will remain in effect until a subsequent "Notice of Designation of Beneficiary" form is received by Siena Holdings, Inc.

Participant's Signature
                       -------------------------------------

Date
    ----------------------